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                                                                  Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 4, 2000 included in Powertel, Inc.'s Annual Report on Form 10-K for the year ending December 31, 1999 into this Registration Statement.





/s/ Arthur Andersen LLP

Atlanta, Georgia
April 21, 2000